EXHIBIT 32.1

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of E Com Ventures, Inc. (the "Company") of Form 10-Q for the period ending October 29, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael W. Katz, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                   By: By: /s/ Michael W. Katz
                                                       -------------------------
                                                       Michael W. Katz
                                                       President and
                                                       Chief Executive Officer
                                                       December 13, 2005


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